EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section
As Adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, Pierre Cote, Chairman of the Board, Chief Executive Officer and Principal Financial Officer of Face Print Global Solutions, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Annual Report on Form 10-KSB of the Company for the year ended March 31, 2006 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2006

	By:	/s/ Pierre Cote
Pierre Cote
Chief Executive Officer, Principal Financial Officer and Chairman of the Board